UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22263

Exchange Traded Concepts Trust

(Exact name of registrant as specified in charter)

________

2545 S. Kelly Avenue

Suite C

Edmond, OK 73013

(Address of principal executive offices) (Zip code)

J. Garrett Stevens

Exchange Traded Concepts Trust

2545 South Kelly Avenue

Suite C

Edmond, Oklahoma 73013

Registrant’s telephone number, including area code: (405) 778-8377

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

Yorkville High Income MLP ETF

Annual Report

November 30, 2012

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Table of Contents

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the trading sub-adviser, Index Management Solutions, LLC, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-YES-YETF; and (ii) on the Commission’s website at http://www.sec.gov.

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Management Discussion of Fund Performance

Yorkville High Income MLP Exchange Traded Fund

From the inception of the Yorkville High Income MLP ETF (“YMLP”) on March 12, 2012 through the end of its initial period of operations on November 30, 2012, the Fund’s benchmark, the Solactive High Income MLP Index (”Index”) lost -3.01% on a total return basis and YMLP lost -4.51%. The difference in performance between the Index and YMLP can primarily be attributed to Fund operating expenses of 0.82% and the tax impact of the Fund’s C-corp structure, neither of which are factored into the calculation of total return for the Index.

The Solactive High Income MLP Index loss of -3.01% compares to the S&P 500 Energy Index total return of -3.1%. This compares to a -16.7% decline in the WTI crude oil spot price and a loss of -1.7% in the Yorkville Commodity MLP Universe Index (“YCOMU Index”) over the same period. The Fund’s underperformance relative to the YCOMU Index can be primarily attributed to its royalty trust exposure.

Royalty trusts were the worst performing sector in the Index. The Index’s three royalty trusts accounted for 13.5% of the Index on March 12, 2012. Nonetheless, the royalty trusts contributed a weighted performance loss of -3.5% to YMLP, greater than the aggregate Index loss of -3.01%.

On the other end of the spectrum, the Index’s general partner MLPs contributed +1.7% to the Index’s overall performance. Inergy LP (NRGY), the general partner of Inergy Midstream LP (NRGM), was the top performing security in the Index, achieving a total return of +50.5%. Downstream MLPs contributed 1.2% to the index’s overall performance, with Ferrellgas Partners LP (FGP) returning 26.4% followed by Global Partners LP (GLP) which gained 18.1% since March 12, 2012.

Upstream MLPs continue to shift their focus to the new gas and oil rich unconventional shale plays, while continuing to pursue accretive acquisitions in traditional reserve basins. In 2012, we saw substantive acquisitions out of Linn Energy LLC (LINE), which completed two major acquisitions from BP for a total of $2.4B and out of BreitBurn Energy LP (BBEP), which completed a total of 5 acquisitions of oil and gas properties. In a notable deal involving two holdings of the Fund, Suburban Propane Partners LP (SPH) completed the purchase of the retail propane operations from Inergy LP (NRGY) for $2.4 billion. The deal, which transformed NRGY into a midstream general partner, is representative of consolidation currently taking place in the propane sector.

As the United States continues on its path towards energy independence via the development of unconventional shale gas and oil, we expect significant opportunities for MLPs to pursue both organic projects and accretive acquisitions. It is estimated that between $250B and $300B in energy infrastructure investment will be needed over the next 20 years as we develop our new energy resources. We believe this investment will drive MLP distribution growth and capital appreciation for the foreseeable future.

The Solactive High Income MLP Index had a distribution yield of 9.0% as of November 30, 2012.

The Yorkville MLP Commodity Universe Index is a market capitalization weighted index, consisting of the entire universe of exchange traded MLPs involved in the following main business segments: Exploration & Production, Natural Resources, Marine Transportation, Propane, and General Partners.

The Yorkville High Income MLP ETF (YMLP) is designed to track, before fees, deferred taxes and expenses, the Solactive High Income MLP Index. This is a rules-based index which employs specific investment criteria focused on MLP distributions to select index constituents.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Management Discussion of Fund Performance

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

Yorkville High Income MLP
Solactive High Income MLP Index

TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2012
Cumulative Inception to Date*
Net Asset Value	Market Price
(4.51%)	(4.49%)‡
(3.01%)‡	(3.00%)‡

*	Fund commenced operations on March 12, 2012.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

Yorkville ETF Advisors
Schedule of Investments •   Yorkville High Income MLP ETF

November 30, 2012

Sector Weightings (Unaudited)†

† Percentages based on total investments.

Description	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS — 89.5%
Energy — 60.6%
Alliance Holdings GP	39,121	$1,795,263
Alliance Resource Partners	63,224	3,595,549
BreitBurn Energy Partners	245,288	4,532,922
Capital Product Partners	280,694	1,900,298
Global Partners	86,415	2,151,734
Inergy	313,121	5,908,593
Legacy Reserves	157,869	3,883,577
Linn Energy	129,523	5,132,997
Martin Midstream Partners	97,090	2,992,314
Natural Resource Partners	174,806	3,256,636
Pioneer Southwest Energy Partners	168,421	3,826,525
PVR Partners	180,204	4,341,114
QR Energy	91,150	1,656,196
Rhino Resource Partners	102,311	1,409,846
Teekay Offshore Partners	112,688	3,000,881
Vanguard Natural Resources	171,627	4,757,500
		54,141,945
Industrials — 3.1%
Navios Maritime Partners	209,209	2,801,308
Materials — 10.2%
CVR Partners	164,105	4,307,756
Terra Nitrogen	22,055	4,785,935
		9,093,691
Utilities — 15.6%
AmeriGas Partners	107,060	4,356,271
Ferrellgas Partners	274,240	5,120,061
Suburban Propane Partners	112,950	4,449,101
		13,925,433
Total Master Limited Partnerships (Cost $79,604,817)		79,962,377
ROYALTY TRUSTS — 10.4%
Energy — 10.4%
BP Prudhoe Bay Royalty Trust	39,281	$2,896,974
Enduro Royalty Trust	164,764	2,817,464
San Juan Basin Royalty Trust	250,653	3,546,740
Total Royalty Trusts (Cost $11,285,047)		9,261,178
Total Investments — 99.9% (Cost $90,889,864)		$89,223,555

Percentages are based on Net Assets of $89,340,174.

GP — General Partner

As of November 30, 2012, all of the Fund's investments were
considered Level 1, in accordance with the fair value hierarchy under
U.S. GAAP.

There have been no transfers between Level 1 & Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors
Statement of Assets and Liabilities
November 30, 2012

Yorkville High Income MLP ETF
Assets:
Investments at Cost	$90,889,864
Investments at Fair Value	$89,223,555
Cash	112,955
Deferred Tax Asset	32,447
Dividends Receivable	61,542
Total Assets	89,430,499
Liabilities:
Payable for Taxes	32,447
Payable Due to Investment Adviser	57,878
Total Liabilities	90,325
Net Assets	$89,340,174
Net Assets Consist of:
Paid-in Capital	$94,781,500
Distributions in Excess of Net Investment Income	(3,653,400)
Accumulated Net Realized Loss on Investments	(121,617)
Net Unrealized Depreciation on Investments	(1,666,309)
Net Assets	$89,340,174
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	5,000,000
Net Asset Value, Offering and Redemption Price Per Share	$17.87

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors
Statement of Operations
For the period ended November 30, 2012(1)

Yorkville High Income MLP ETF
Investment Income:
Dividend Income	$286,196
Distributions from Master Limited Partnerships	3,024,818
Less: Return of Capital Distributions	(2,937,410)
Total Investment Income	373,604
Expenses:
Management Fees	286,195
Total Expenses	286,195
Net Investment Income, Before Taxes	87,409
Current Income Tax Benefit/(Expense)	(32,447)
Deferred Income Tax Benefit/(Expense)	32,447
Net Investment Income, Net of Taxes	87,409
Net Realized and Unrealized Losses on Investments, Net of Taxes:
Net Realized Loss on Investments	(121,617)
Net Change in Unrealized Depreciation on Investments	(1,666,309)
Net Realized and Unrealized Loss on Investments, Net of Taxes	(1,787,926)
Net Decrease in Net Assets Resulting from Operations	$(1,700,517)
(1)	The Fund commenced operations on March 12, 2012.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors
Statement of Changes in Net Assets
For the period ended November 30, 2012(1)

Yorkville High Income MLP ETF
Operations:
Net Investment Income, Net of Taxes	$87,409
Net Realized Loss on Investments, Net of Taxes	(121,617)
Net Change in Unrealized Depreciation on Investments, Net of Taxes	(1,666,309)
Net Decrease in Net Assets Resulting from Operations	(1,700,517)
Distributions to Shareholders:
Investment Income	(87,409)
Tax Return of Capital	(3,653,400)
Total Distributions to Shareholders	(3,740,809)
Capital Share Transactions:
Issued In-Kind	99,714,000
Redeemed	(4,932,500)
Increase in Net Assets from Capital Share Transactions	94,781,500
Total Increase in Net Assets	89,340,174
Net Assets:
Beginning of Period	—
End of Period (Includes Distributions in Excess of Net Investment Income of $3,653,400)	$89,340,174
Share Transactions:
Issued In-Kind	5,250,000
Redeemed	(250,000)
Net Increase in Shares Outstanding from Share Transactions	5,000,000
(1)	The Fund commenced operations on March 12, 2012.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors
Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

											Ratio of Expenses to Average Net Assets			Ratio of Investment Income/(Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income*	Return of Capital	Net Realized and Unrealized Loss on Investments	Total from Operations	Distributions from Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets End of Period (000)	Before Income Tax Expense	Net Income Tax Expense(5)	Total Expenses	Before Income Tax Expense	Tax Expense(6)	Net Investment Income	Portfolio Turnover(2),(3)
Yorkville High Income MLP ETF
2012(1)(4)	$20 .00	$0 .03	$1 .13	$(2 .08)	$(0 .92)	$(0 .02)	$(1.19)	$(1 .21)	$17 .87	(4.51)%	$89,340	0.82%	0.00%	0.82%	0.25%	(0.00)%	0.25%	2%
*	Per share data calculated using average shares method.
(1)	For the period ended November 30, 2012. All ratios for the period have been annualized.
(2)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.
(3)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(4)	The Fund commenced operations on March 12, 2012.
(5)	Net Income tax expense for the ratio calculation is derived from net investment, and realized and unrealized gains/(losses).
(6)	Income tax expense for the ratio calculation is derived from net investment income only.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Notes to the Financial Statements
November 30, 2012

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”), is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with two investment portfolios. The financial statements herein relate to the following fund: The Yorkville High Income MLP ETF (the “Fund”). The Fund seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income MLP Index (the “Index”). The Fund is classified as “non-diversified”. This means that the Fund may invest more of its assets in securities of a single issuer than that of a diversified fund. As a result, the performance of that issuer can have substantial impact on the share price. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Fund, the Fund’s business affairs and other administrative matters. The Fund commenced operations on March 12, 2012.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units”. Creation Units will be issued principally in-kind for securities included in a specified universe. Redemption of Creation Units are effected principally for cash. Once created, Shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates and Indemnifications — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Return of Capital Estimates — Distributions received by the Fund generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Fund and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLP”) or Royalty Income Trusts after their tax reporting periods are concluded. For the period ended November 30, 2012, the Fund estimated that 100% of the MLP and approximately 4.93% of the Royalty Income Trust distributions received would be treated as return of capital. However, one of the Fund’s MLP’s owns stock of a C-corporation that paid a dividend in the period ended November 30, 2012; which increased the Fund’s estimate of its taxable income.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S.

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Notes to the Financial Statements
November 30, 2012

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the ”Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Notes to the Financial Statements
November 30, 2012

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

(unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Fund to measure fair value during the period of March 12, 2012 through November 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period of March 12, 2012 through November 30, 2012, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal and Other Income Taxes — The Fund intends to invest primarily in MLPs, which generally are treated as qualified publicly traded partnerships for federal income tax purposes. Accordingly, the Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but is taxed as a regular C-corporation. As a regular C-corporation the Fund is obligated to pay federal, state and local income tax on its taxable income. Currently the maximum marginal regular federal income tax rate for a regular C-corporation is 34% for taxable income less than $10 million. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund currently is using an estimated 37% tax rate for federal, state and local tax which is composed of a 34% marginal federal tax rate and an assumed 3% rate attributable to state taxes (net of federal benefit).

The Fund may rely, to some extent, on information provided by the MLPs and Royalty Income Trusts, which may not necessarily be timely, to estimate taxable income allocable to MLP and Royalty Income Trust units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The tax expense or benefits attributable to certain components of income will be included in the Statement of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on cash distributions from the Fund’s MLP and Royalty Income Trust holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations.

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Notes to the Financial Statements
November 30, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income or return of capital distribution. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2013. As of November 30, 2012, the Fund’s distributions for the period March 12, 2012 through November 30, 2012 were expected to be mostly return of capital.

Creation Units — Purchasers of Creation Units at NAV must pay a standard creation transaction fee of $500 to the Adviser. The maximum creation transaction fee for the Fund is $3,000. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 to the Adviser. The maximum redemption transaction fee for the Fund is $3,000.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

3. AGREEMENTS

Investment Advisory Agreement

The Adviser serves as the investment adviser to the Fund. Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) and Index Management Solutions, LLC (the “Trading Sub-Adviser”), serve as sub-advisers to the Fund.

The Adviser has retained the Investment Sub-Adviser to be responsible for the day-to-day management of the Fund and the Trading Sub-Adviser to be responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board of Trustees.

For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% on the average daily net assets of the Fund, subject to a $25,000 minimum fee. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability,

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Notes to the Financial Statements
November 30, 2012

3. AGREEMENTS  – (continued)

extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

Sub-Advisory Agreements

The Investment Sub-Adviser, a Delaware limited liability company, is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of the Adviser and the Board. Under a Sub-Advisory Agreement, the Adviser pays the Investment Sub-Adviser a fee, which is calculated daily and paid monthly at an annual rate of 0.62% on the average daily net assets of the Fund.

The Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of the Fund, except Excluded Expenses, not paid by the Adviser, including any portion of the minimum fee payable by the Fund to the Adviser that exceeds 0.82% of the Fund’s average daily net assets.

The Trading Sub-Adviser is a wholly-owned subsidiary of VTL Associates, LLC and is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. Under a Sub-Advisory Agreement, the Adviser pays the Trading Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.055% on the average daily net assets of the Fund, subject to a $10,000 minimum fee.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of Shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Trust’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average net assets each year for certain distribution-related activities. For the period of March 12, 2012 through November 30, 2012, no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. JPMorgan Chase Bank, N.A. (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer Agent pursuant to a Domestic Custody Agreement and Agency Services Agreement. The Adviser of the Fund pays these fees.

4. INVESTMENT TRANSACTIONS

For the period March 12, 2012 to November 30, 2012, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Yorkville High Income MLP ETF	$933,660	$6,410,947

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Notes to the Financial Statements
November 30, 2012

4. INVESTMENT TRANSACTIONS  – (continued)

For the period of March 12, 2012 through November 30, 2012, in-kind transactions associated with Creations were:

Purchases
Yorkville High Income MLP ETF	$99,426,178

There were no purchases or sales of long-term U.S. Government securities by the Fund.

5. CONCENTRATION OF RISKS

The Fund’s assets will be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a particular industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s net assets were invested in a wider variety of industries.

Under normal circumstances, the Fund intends to invest at least 80% of its total assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

6. INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of November 30, 2012
Deferred Tax Assets:
Unrealized loss	$1,611,129
Capital loss carryforward	45,146
Total Deferred Tax Assets	1,656,275
Deferred Tax Liabilities:
Unrealized gain on investments	(992,573)
Total Deferred Tax Liabilities	(992,573)
Total Net Deferred Tax Assets/(Liabilities)	663,702
Valuation Allowance	(631,255)
Net Deferred Tax Asset/(Liability)	$32,447

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing the recoverability of its deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). Based on this analysis, the Fund recorded a valuation allowance of $631,255 as of November 30, 2012 on its net deferred tax asset in excess of the current payable. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Fund will be subject to

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Notes to the Financial Statements
November 30, 2012

6. INCOME TAXES  – (continued)

taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Fund’s performance could differ from its underlying Index.

Currently, any capital loss generated by the Fund is eligible to be carried forward for five years to offset capital gains recognized by the Fund in those years. Any net operating losses that may be generated by the Fund are eligible to be carried forward for 20 years to offset income generated by the Fund in those years. The current capital loss of $121,617 is eligible to be carried forward five years and will expire on November 30, 2017 if not used by then.

The Fund’s income tax expense/(benefit) for the period ending November 30, 2012 consists of the following:

	Current	Deferred	Total
Federal	$29,719	$(607,895)	$(578,176)
State (net of federal)	2,728	(55,807)	(53,079)
Valuation Allowance	—	631,255	631,255
Total	$32,447	$(32,447)	$—

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(loss) on investments before taxes as follows:

	From March 12, 2012 to November 30, 2012
	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	$(595,181)	35.00%
Effect of Marginal Tax Rate	17,005	(1.00)%
State Tax Benefit (net of federal)	(53,079)	3.12%
Valuation Allowance	631,255	(37.12)%
Net Income Tax Expense/(Benefit)	$—	(0.00)%

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits.

From March 12, 2012 to November 30, 2012
Unrecognized tax benefit (beginning balance)	$—
Changes for prior period positions	—
Current period positions	—
Settlements	—
Lapse of Statute of limitations	—
Unrecognized tax benefit (ending balance)	$—

For the period March 12, 2012 to November 30, 2012, the Fund had no accrual for penalties or interest.

The Fund recognizes the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Fund. The Fund’s initial tax year is March 12, 2012 to November 30, 2012. It has not yet filed any tax returns and so its initial tax year is open for

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Notes to the Financial Statements
November 30, 2012

6. INCOME TAXES (concluded)

examination by U.S. and state tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at November 30, 2012, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Depreciation
Yorkville High Income MLP ETF	$90,889,864	$2,673,858	$(4,340,167)	$(1,666,309)

7. OTHER

At November 30, 2012, the records of the Trust reflected that 100% of the Fund’s total Shares outstanding were held by three Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and have been purchased and sold by persons other than Authorized Participants.

8. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Yorkville ETF Advisors
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Yorkville High Income MLP ETF

We have audited the accompanying statement of assets and liabilities of Yorkville High Income MLP ETF (the “Fund”), a series of Exchange Traded Concepts Trust, including the schedule of investments, as of November 30, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the period March 12, 2012 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Yorkville High Income MLP ETF as of November 30, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period March 12, 2012 (commencement of operations) through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 29, 2013

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Trustees and Officers of the Trust
November 30, 2012 (Unaudited)

The following chart lists Trustees and Officers as of November 30, 2012.

Set forth below are the names, ages, addresses, position with the Fund, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-405-778-8377.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (33 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2004-Present; 2000 to 2011 – Investment Advisor; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer and Portfolio Manager; Exchange Traded Concepts Trust II 2012 to present – President	2	ETF Series Solutions – Trustee
Independent Trustees
Gary L. French c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (61 years old)	Trustee	Since 2011	State Street Bank, US Investor Services – Fund Administration 2002 to 2010 – Senior Vice President	2	Exchange Traded Concepts Trust II – Trustee

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Trustees and Officers of the Trust
November 30, 2012 (Unaudited)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Independent Trustees – (continued)
David M. Mahle c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (69 years old)	Trustee	Since 2011	Jones Day 2012 to Present – Consultant; Jones Day 2008 to 2011 – Of Counsel; Jones Day 1988 to 2008 – Partner	2	Exchange Traded Concepts Trust II – Trustee
Kurt Wolfgruber c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (62 years old)	Trustee	Since 2012	Oppenheimer Funds Inc. 2007 to 2009 – President	2	New Mountain Finance Corp.; Exchange Traded Concepts Trust II – Trustee
Mark Zurack c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (56 years old)	Trustee	Since 2011	Columbia Business School 2002 to Present – Professor	2	None

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Trustees and Officers of the Trust
November 30, 2012 (Unaudited)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Officers
J. Garrett Stevens 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (33 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2004 – Present; 2000 to 2011 – Investment Advisor; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer and Portfolio Manager; Exchange Traded Concepts Trust II 2012 to present – President	ETF Series Solutions – Trustee
Richard Hogan 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (51 years old)	Treasurer and Secretary	Since 2011	Managing Member, Yorkville ETF Advisors 2011 to Present; Private Investor, 2002 to 2011	Board Member of Peconic Land Trust of Suffolk County, NY; Exchange Traded Concepts Trust II – Trustee
Peter Rodriguez SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (50 years old)	Assistant Treasurer	Since 2011	Director, Fund Accounting, SEI Investments Global Fund Services, 2011 to present, 1997 to 2005; Director, Mutual Fund Trading, SEI Private Trust Company, 2009 to 2011; Director, Asset Data Services, Global Wealth Services, 2006 to 2009; Director, Portfolio Accounting, SEI Investments Global Fund Services, 2005 to 2006	None

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Trustees and Officers of the Trust
November 30, 2012 (Unaudited)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Officers – (continued)
Carolyn Mead SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (55 years old)	Assistant Secretary	Since 2009	Counsel, SEI Investments, 2007 to Present; Associate, Stradley, Ronon, Stevens & Young, 2004 – 2007; Counsel, ING Variable Annuities, 1999 – 2002	None
(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Yorkville ETF Advisors
Disclosure of Fund Expenses (Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 6/01/12	Ending Account Value 11/30/12	Annualized Expense Ratios	Expenses Paid During Period(1)
Yorkville High Income MLP ETF
Actual Fund Return	$1,000.00	$1,071.00	0.82%	$4.25
Hypothetical 5% Return	$1,000.00	$1,020.90	0.82%	$4.14
(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 183/366 (to reflect the one half year period).
(2)	Tax benefit/(expense) is not included in the ratio calculation.

Yorkville ETF Advisors
Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of the Fund may also be impacted by the accrual of deferred taxes. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Fund’s website at www.yetfs.com.

2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Investment Adviser:

Exchange Traded Concepts, LLC
2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Investment Sub-Adviser:

Yorkville ETF Advisors
950 Third Avenue, 23rd Floor
New York, NY 10022

Trading Sub-Adviser:

Index Management Solutions, LLC
One Commerce Square
2005 Market Street, Suite 2020
Philadelphia, PA 19103

Distributor:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:

Bingham McCutchen LLP
2020 K Street, NW
Washington, DC 20006-1806

Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

This information must be preceded or accompanied by a current prospectus for the Fund.

YCM-SA-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Gary French is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4.	Principal Accountant Fees and Services.

Fees billed by Cohen Fund Audit Services, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2012 as follows:

		Fiscal 2012
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$24,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A
(c)	Tax Fees	$0	$0	N/A
(d)	All Other Fees	$0	$1,000	N/A

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Fiscal 2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Cohen for the fiscal year 2012 were $1,000.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ J. Garrett Stevens
By	J. Garrett Stevens, Trustee and President

Date: February 4, 2013

/s/ Richard Hogan
By	Richard Hogan, Treasurer and Secretary

Date: February 4, 2013